Exhibit 10.48


                          AMENDMENT NO. 4 TO THE
                             CREDIT AGREEMENT

                                       Dated as of December 27, 2001

     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT among Captain D's, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 6, 2000, as amended by Amendment No. 1 and Waiver to the Credit Agreement dated as of January 26, 2001, Amendment No. 2 dated as of April 2, 2001 and Amendment No. 3 dated as of August 31, 2001 (such agreement as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment No. 4 Effective Date (as hereinafter defined), hereby amended as follows:

          (a) The definition of "Applicable Margin" set forth in Section
     1.01 is hereby amended in full to read as follows:

          "`Applicable Margin' means, in respect of each of the Facilities, (i) for the period from the Amendment No. 4 Effective Date until January 31, 2002, 5.00% per annum; (ii) for the period from February 1, 2002 until February 28, 2002, 6.00% per annum; and
     (iii) thereafter, 7.00% per annum."

          (b) The definition of "Termination Date" set forth in Section
     1.01 is hereby amended by deleting each reference to the date "December 31, 2001" therein and substituting for such reference the reference to the date "March 31, 2002".

          (c) The definition of "Net Cash Proceeds" set forth in Section
     1.01 is hereby amended by deleting the last two provisos thereof.




          (d) The definition of "Required Lenders" set forth in Section
     1.01 is hereby amended by deleting the phrase "a majority in interest" and replacing such phrase with the phrase "67%".

          (e) Section 1.01 is hereby amended by adding in the correct alphabetical order the following definition of "Amendment No. 4 Effective Date":

          "`Amendment No. 4 Effective Date' has the meaning specified in Amendment No. 4 to this Agreement dated as of December 27, 2001."

          (f) Section 2.05(b) is hereby amended by adding at the end of clause (ii) thereof the following new clause (iii):

          "(iii) The Unused Working Capital Commitments shall be automatically and permanently reduced, ratably among the Appropriate Lenders in accordance with their Working Capital Commitments, on each date on which any prepayment of the Working Capital Advances is made pursuant to Section 2.06(b)(ii), by the amount of such prepayment."

          (g) Sections 2.06(b)(ii) and (b)(iii) are hereby amended by deleting the last sentence in each such section and replacing such sentence with the following sentence:

          "Each such prepayment shall be applied ratably to each of the Facilities (and in the case of the Working Capital Facility, in the manner set forth in clause (iv) below)."

          (h) Section 2.08(a) is hereby amended by deleting clause (ii) therein and replacing such clause with the new clause (ii) "(ii) 0.50% per annum;".

          (i) Section 5.01(x) is hereby amended by adding at the end of clause (vi) thereof the following new clauses (vii), (viii) and (ix):

          "(vii) On or prior to January 20, 2002, host a conference call of the Lenders to provide update on the status of the refinancing and payment in full of the Facilities, and on or prior to February 20, 2002, host a meeting of the Lenders in a commercially reasonable manner to review and discuss the plans and status of the refinancing and payment in full of the Facilities, including detailed term sheets in connection therewith.

          "(viii) On or prior to February 1, 2002, at the Borrower's own expense order for delivery no later than March 15, 2002 to the Administrative Agent fully paid American Land Title Association Lender's Extended Coverage title insurance policies or in lieu thereof binding commitments therefor in form and substance, with endorsements and in amount, acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Post-Closing Mortgages (with certain exceptions to be agreed by the Administrative Agent) to be valid first and subsisting Liens on the properties listed on Schedule 5.01(x)(i), free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan

     Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable.

          "(ix) Cooperate with and deliver to the Administrative Agent all other documents, instruments and evidence that the Administrative Agent or its title insurer may deem reasonably necessary in order to
     (A) create valid first and subsisting Liens on the properties for which the Post-Closing Mortgages have been delivered and (B) enable the title insurer to deliver the title insurance policies described in Section 5.01(x)(viii) above."

          (j) Section 5.02(c) hereby is amended by adding at the end of clause (ii) thereof the following new language:

          "or other than any sublease by the Borrower to Captain D's of Illinois, LLC".

          (k) Section 5.02(e) hereby is amended by:

          (i) adding at the end of subclause (ii)(B) thereof the following new language:

          ", or the sublease by the Borrower to Captain D's of Illinois, LLC, of a portion of the real property subject to the Master Lease provided that Captain D's of Illinois, LLC, becomes a grantor under the Security Agreement and a guarantor under the Subsidiary
     Guaranty."

          (ii) adding at the end of clause (ii) thereof the following new subclause (F):

          "and (F) the transfer of assets by the Borrower to Captain D's of Illinois, LLC, provided that Captain D's of Illinois, LLC, becomes a grantor under the Security Agreement and a guarantor under the Subsidiary Guaranty."

          (l) Section 5.04(a) is hereby amended in full to read as follows:

          "(a) Interest Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for the most recently completed four fiscal quarter period to (ii) Interest Expense of the Borrower and its Subsidiaries for such fiscal quarter of not less than the ratio set forth below for such fiscal quarter:

           FISCAL QUARTER ENDING                          RATIO

           February 18, 2001                             2.00:1.00
           May 13, 2001                                  2.25:1.00
           August 5, 2001                                2.25:1.00
           October 28, 2001                              2.40:1.00
           February 17, 2002                             2.40:1.00

          (m) Section 5.04(b) is hereby amended in full to read as follows:

          "(b) Minimum Adjusted EBITDA. Maintain as of the end of the fiscal quarter of the Borrower minimum Consolidated Adjusted EBITDA of not less than the dollar amount set forth below for such fiscal quarter:

          FISCAL QUARTER ENDING             AMOUNT

          February 18, 2001               $34,000,000
          May 13, 2001                    $34,000,000
          August 5, 2001                  $34,000,000
          October 28, 2001                $32,500,000
          February 17, 2002               $32,500,000

          (n) Section 5.04(c) is hereby amended in full to read as follows:

          "(c) Leverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower a Leverage Ratio of not more than the ratio set forth below for such fiscal quarter:

          FISCAL QUARTER ENDING              RATIO

          February 18, 2001                3.75:1.00
          May 13, 2001                     3.75:1.00
          August 5, 2001                   3.75:1.00
          October 28, 2001                 3.75:1.00
          February 17, 2002                3.75:1.00

          (o) Section 5.04(d) is hereby amended by adding to the table therein a new row with the new ratio set forth below opposite the following new date:

          FISCAL QUARTER ENDING              RATIO
          ---------------------              -----
          February 17, 2002                1.50:1.00

          (p) Schedule II to the Credit Agreement is hereby deleted in its entirety.

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the "Amendment No. 4 Effective Date") on which each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) the Consent attached hereto executed by each of the parties thereto.

          (b) The Administrative Agent shall have received on or before the Amendment No. 4 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

               (i) Certified copies of (A) the resolutions of the Board of Directors of (1) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (2) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and
          (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

               (ii) A certificate of the Borrower and each other Loan Party, in each case signed on behalf of such Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 4 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 4 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iii) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Loan Party to effect or authorize any further amendment, supplement or other modification thereto;
          (B) the accuracy and completeness of the bylaws of such Loan Party as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Loan Party referred to in Section 2(b)(i) hereof were adopted and on the Amendment No. 4 Effective Date (a copy of which, if different from the bylaws of such Loan Party delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of such Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Loan Party or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by such Loan Party in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment No. 4 Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 4 Effective Date, in which case as of such specific date); and (E) the absence of any event occurring and continuing that would constitute a Default.

               (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

               (iv) Such financial, business and other information regarding the Borrower and the Loan Parties and their respective property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested.

               (v) A favorable opinion of Dinsmore & Shohl LLP, counsel for the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

               (vi) Such other opinions, certificates, documents and information as the Administrative Agent or the Lenders may reasonably request.

          (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 4 Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 4 Effective Date, in which case as of such specific date).

          (d) No event shall have occurred and be continuing that constitutes a Default.

          (e) All of the accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel for the Administrative Agent) shall have been paid in full.

          (f) The Borrower shall have paid to the Administrative Agent, for the ratable account of each Lender and to be held in escrow and disbursed by the Administrative Agent in accordance with Section 4 of this Amendment, an extension fee (the "Extension Fee") of 1% on the aggregate Term B Commitment, Term C Commitment and Working Capital Commitment of such Lender.

     The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 2, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lenders.

     SECTION 3.Reference to and Effect on the Credit Agreement and the Notes.
(a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4.Disbursement of Extension Fee. The Borrower agrees that so long as any Advance shall remain unpaid or any Letter of Credit or Commitment shall be outstanding, 25% of the Extension Fee (as defined in Section 2(f) hereof) with respect to each Lender shall be released from escrow and paid to such Lender on January 2, 2002 and 75% of such Extension Fee shall be released from escrow and paid to such Lender on January 31, 2002. In the event that all Advances shall have been paid and all Commitments and Letters of Credit shall have been terminated (i) prior to January 2, 2002, the Administrative Agent shall return 100% of each Lender's Extension Fee to the Borrower or apply such amount to the repayment of the Advances or (ii) on or after January 2, 2002 but prior to January 31, 2002, the Administrative Agent shall return 75% of each Lender's Extension Fee to the Borrower or apply such amount to the repayment of the Advances.

     SECTION 5.Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 6.Delivery of Post-Closing Mortgages.The Administrative Agent hereby acknowledges that all Post-Closing Mortgages have been delivered by the Borrower to the Administrative Agent.

     SECTION 7.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.







     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              CAPTAIN D'S, INC.


                              By  /s/ F. E. McDaniel, Jr.
                                  ------------------------------------------
                                  Title: Vice President



                              BANK OF AMERICA, N.A.,
                              as Administrative Agent and as Lender


                              By  /s/  Charles A. Kerr
                                  -------------------------------------------
                                  Title: Charles A. Kerr
                                         Managing Director




                              BALANCED HIGH-YIELD FUND I, LTD.

                              BY:  ING Capital Advisors LLC,
                                   as Asset Manager


                              BY:  /s/ Michael J. Campbell
                                   -----------------------------------------
                              Name:  Michael J. Campbell
                              Title:  Managing Director


                              Captiva II Finance Ltd.
                              ----------------------------------------------
                              (Please print or type name of institution)


                              By:  /s/ David Dyer
                                   ------------------------------------------
                                   Title:  David Dyer
                                           Director


                              CypressTree Investment Partners I, Ltd.
                              By: CypressTree Investment Management Company, as Portfolio Manager

                              By:  /s/ Jeffrey Megar
                                   ------------------------------------------
                                   Name: Jeffrey Megar
                                   Title: Principal


                              SENIOR DEBT PORTFOLIO
                              By: Boston Management and Research
                                  as Investment Advisor
                              -----------------------------------------------
                              (Please print or type name of institution)


                              By:  /s/ Scott H. Page
                                   ------------------------------------------
                                   Title:  Scott H. Page
                                           Vice President


                              CypressTree Investment Management Company, Inc.
                              As: Attorney-in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance Company as Portfolio Manager


                              By: /s/ Jeffrey Megar
                                  -------------------------------------------
                                  Name:  Jeffrey Megar
                                  Title:  Principal



                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:  /s/ Robert M. Kadlick
                                   ------------------------------------------
                                   Name:  Robert M. Kadlick
                                   Title:  Duly Authorized Signatory


                              KZH CYPRESSTREE-1 LLC


                              By:  /s/ Anthony Iarrobino
                                   ------------------------------------------
                                   Title:  Anthony Iarrobino
                                           Authorized Agent



                               KZH STERLING LLC



                               By: /s/ Anthony Iarrobino
                                   ------------------------------------------
                                   Title:  Anthony Iarrobino
                                           Authorized Agent


ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By: ING Pilgrim Investments LLC
    as its investment manager             -----------------------------------
                                          (Please print or type name of
                                          institution)
ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By: ING Pilgrim Investments LLC
    as its investment manager             By:  /s/ Brian S. Horton
                                               ------------------------------
ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.        Title:  Brian S. Horton
By: ING Pilgrim Investments LLC                        Vice President
    as its investment manager



                                 MORGAN STANLEY PRIME INCOME TRUST
                                 ---------------------------------
                                 (Please print or type name of institution)


                                 By:  /s/ Sheila A. Finnerty
                                      ---------------------------------------
                                      Title:  Sheila A. Finnerty
                                              Executive Director




                                North American Senior Floating Rate Fund,
                                Inc.
                                By: Stanfield Capital Partners LLC
                                    as Subadvisor
                                --------------------------------------------
                                (Please print or type name of institution)


                                By:  /s/ Gregory L. Smith
                                     ----------------------------------------
                                     Title:  Gregory L. Smith
                                             Partner




                                SEQUILS I, LTD

                                By: TCW Advisors, Inc. as its
                                Collateral Manager

                                By:  /s/
                                     ----------------------------------------
                                     Name:
                                     Title:


                               SEQUILS IV, LTD

                               By:  TCW Advisors, Inc. as its
                                    Collateral Manager

                               By:  /s/
                                    -----------------------------------------
                                    Name:
                                    Title:


                               Transamerica Business Capital Corporation


                               By: /s/ Stephen Goetschius
                                   ------------------------------------------
                               Title:  Stephen Boetschius
                                       SVP


                               VAN KAMPEN
                               PRIME RATE INCOME TRUST
                               By:  Van Kampen Investment Advisory Corp.


                               By:  /s/ Brian T. Buscher
                                    -----------------------------------------
                                    Title: Brian T. Buscher
                                           Manager Operations & Compliance



                               VAN KAMPEN
                               SENIOR FLOATING RATE FUND
                               By:  Van Kampen Invesment Advisory Corp.

                               By:  /s/ Brian T. Buscher
                                    -----------------------------------------
                                    Title: Brian T. Buscher
                                           Manager Operations & Compliance


                               VAN KAMPEN
                               SENIOR INCOME TRUST
                               By:  Van Kampen Invesment Advisory Corp.

                               By:  /s/ Brian T. Buscher
                                    -----------------------------------------
                                    Title: Brian T. Buscher
                                           Manager Operations & Compliance





                                 CONSENT


                                  Dated as of December 27, 2001

     Each of the undersigned, Captain D's, Inc., a Delaware corporation, Shoney's Inc., a Tennessee corporation, SHN Properties, LLC, a Delaware limited liability company, Captain D's Realty, LLC, a Delaware limited liability company, D's Equipment Co., Inc., a Tennessee corporation, Captain D's Holdings, Inc., a Tennessee corporation, and Captain D's of Illinois, LLC, a Tennessee limited liability company, to the extent it is (i) a Grantor under the Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), (ii) a Grantor under the Intellectual Property Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, (iii) a Pledgor under the Pledge Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties and (iv) a Subsidiary Guarantor under the Subsidiary Guaranty dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                     CAPTAIN D'S, INC.


                                     By:  /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                          Title: Vice President

                                     SHONEY'S, INC.


                                     By:  /s/ Donna M. Adams
                                          -----------------------------------
                                          Title: Vice President - Tax



                                     SHN PROPERTIES, LLC

                                     By: Captain D's, Inc., as Managing
                                         Member


                                     By:  /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                          Title:  Vice President


                                     CAPTAIN D's REALTY, LLC

                                     By: Captain D's, Inc., as Managing
                                         Member


                                     By:  /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                          Title: Vice President


                                     D'S EQUIPMENT CO., INC.


                                     By:  /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                          Title: Vice President


                                     CAPTAIN D'S HOLDINGS, INC.


                                     By:  /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                          Title: President


                                     CAPTAIN D'S OF ILLINOIS, LLC
                                     By: Captain D's, Inc., its Sole Member


                                     By:  /s/ F. E. McDaniel, Jr.
                                          -----------------------------------
                                          Title: Vice President